                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS



         We consent to the incorporation by reference in the Registration Statement (Form S-8 333-76171) pertaining to the GTE Savings Plan of our report dated June 1, 2001, with respect to the financial statements of the GTE Savings Plan included in this Annual Report (Form 11-K) for the year ended December 31, 2000.




                                                 /s/ Ernst & Young LLP

Dallas, Texas
June 19, 2001